Exhibit 99.1

FOR IMMEDIATE RELEASE

Xperi Inc. Announces Second Quarter 2024 Results

Signed Seventh TV Partner to Integrate TiVo OS into Their Smart TV Line-up

Expands TiVo Broadband with the Signing of Three New Operators

San Jose, Calif. (August 5, 2024) – Xperi Inc. (NYSE: XPER) (the “Company” or “Xperi”), an entertainment technology company that invents, develops, and delivers technologies that enable extraordinary experiences, today announced second quarter 2024 financial results for the three-month period ended June 30, 2024.

“Our Q2 progress is a clear example of the positive effects of our continued business transformation efforts. We delivered solid financial results with improved profitability while continuing to execute on our strategic growth initiatives. Our growing TiVo OS and Video-over-Broadband footprint is setting the stage for future monetization, and we expect this will be a core element of our long-term revenue growth and margin expansion,” said Jon Kirchner, chief executive officer of Xperi.

Mr. Kirchner continued, “Shortly after our annual meeting in late May, we welcomed Jeremi Gorman and Rod Randall to our board. The addition of these two highly qualified board members, with their expertise in ad-tech, monetization, automotive and capital allocation, will be instrumental as we look to accelerate revenue in our key growth markets.”

Financial Highlights

GAAP Highlights ($ millions, except per share data)	Q2 FY24	Q2 FY23
Revenue	$119.6	$126.9	[1]
GAAP operating loss	$(21.9)	$(35.2)
GAAP net loss[2]	$(30.3)	$(38.4)
GAAP loss per share[2]	$(0.67)	$(0.90)

Non-GAAP[3] Highlights ($ millions, except per share data)	Q2 FY24	Q2 FY23
Revenue	$119.6	$126.9	[1]
Non-GAAP operating income/(loss)	$8.3	$(1.2)
Non-GAAP net income/(loss)[2]	$5.6	$(3.7)
Non-GAAP earnings/(loss) per share[2]	$0.12	$(0.09)
Adjusted EBITDA	$14.6	$5.2

1 The contribution from AutoSense and the related imaging business, which was divested on January 31, 2024, accounted for $4.5 million of revenue in Q2 2023.

2 Attributable to the Company.

3 For further information on supplemental non-GAAP metrics included in this press release, refer to the “Non-GAAP Financial Measures” description and “GAAP to Non-GAAP Reconciliations” provided in the financial statement tables.

Recent Key Operating Achievements

Media Platform

•
Signed the seventh TiVo OS partner, a Top 5 supplier of Smart TVs into the U.S. market, with plans to launch TVs “Powered by TiVo” in the U.S. in spring of 2025.
•
Smart TVs “Powered by TiVo” are now available across 15 European countries, including the largest economies, under 17 different brands.
•
TiVo OS production volumes are increasing with daily activations accelerating, remains on track to achieve two million active connected devices by year end.
•
Panasonic was announced in May as the sixth TiVo OS partner; previously referred to as a “Japanese global brand.”

Connected Car

•
Awarded multi-year program with an Asia-based Tier 1 automotive supplier to integrate DTS immersive audio codec in vehicles.
•
HD Radio penetration continues to increase and is being deployed in additional models from Ford, GM, Audi, Volvo, Acura, Mazda, and Lotus.
•
DTS AutoStage is now deployed in more than seven million vehicles globally, adding over a million vehicles in the last quarter.

Pay TV

•
Ended Q2 2024 with over 2.25 million Video-over-Broadband (IPTV) subscriber households, continuing the trend of consecutive quarters of double-digit year-over-year subscriber growth.
•
Expanded TiVo Broadband with the signing of three new operators: Service Electric Cablevision, Eastlink, and HTC, bringing the total number of TiVo Broadband providers to ten.
•
Executed Classic Guides renewals with key customers Claro VTR and Liberty Latin America.

Consumer Electronics

•
Signed multiple license agreements with HP, Inc. to integrate our DTS audio solutions into the Commercial division’s laptops and PCs, and expand our Headphone:X solution in HP’s HyperX brand.
•
Signed license agreement with Tencent Music Entertainment to provide DTS encoded content and post-processing technologies to Tencent and QQ Music.
•
Signed IMAX® Enhanced licensing deal with Play For Dream, a leading eSports entertainment platform, for VR headset implementation of the IMAX® Enhanced experience.

Perceive

•
Perceive, our subsidiary focused on edge inference hardware and software technologies, remains on track to deliver technology to a big tech partner.
•
The Company’s strategic review of Perceive continues to progress.

Financial Outlook

The Company makes no change to the 2024 outlook ranges previously provided:

Category	GAAP Outlook	Non-GAAP Outlook
Revenue	$500M to $530M	$500M to $530M
Adjusted EBITDA Margin[1,2]	n/a	12% to 14%

1 See discussion of “Non-GAAP Financial Measures” below.

2 With respect to Adjusted EBITDA Margin, the Company has determined that it is unable to provide a quantitative reconciliation of this forward-looking non-GAAP measure to the most directly comparable forward-looking GAAP measure with a reasonable degree of confidence in its accuracy without unreasonable effort, as items including restructuring and impacts from discrete tax adjustments and tax law changes are inherently uncertain and depend on various factors, many of which are beyond the Company's control.

Conference Call Information

The Company will hold its second quarter 2024 earnings conference call at 2:00 PM Pacific Time (5:00 PM Eastern Time) on Monday, August 5, 2024. To access the call toll-free, please dial 1-888-596-4144, otherwise dial 1-646-968-2525. The conference ID is 5483252. All participants should dial in 15 minutes prior to the start of the call using the conference ID listed above. Alternatively, the call can be accessed via the following webcast link: Q2 2024 Earnings Call Webcast.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding: expectations regarding our future results of operations and financial position, margin expansion and overall growth, including, without limitation, expectations regarding acceleration of revenue in our key growth markets and Adjusted EBITDA margin growth, the deployment by third parties of their products that use our technology, objectives for future operations, and ongoing strategies and operating initiatives, including, without limitation, expansion expectations, reduction of expenses and our pursuit of strategic alternatives for Perceive. These forward-looking statements are based on information available to the Company as of the date hereof, as well as the Company’s current expectations, assumptions, estimates and projections that involve risks and uncertainties. In some cases, you can identify forward-looking statements by the words “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,”

“expect,” “target,” and similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors are described under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission (the “SEC”) and our other filings with the SEC from time to time. Any forward-looking statements speak only as of the date of this press release and are based on information available to the Company as of the date of this press release, and the Company does not assume any obligation to, and does not intend to, publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

About Xperi Inc.

Xperi invents, develops, and delivers technologies that enable extraordinary experiences. Xperi technologies, delivered via its brands (DTS®, HD Radio™, TiVo®), and by its startup, Perceive, are integrated into billions of consumer devices and media platforms worldwide, powering smart devices, connected cars and entertainment experiences, including IMAX®Enhanced, a certification and licensing program operated by IMAX Corporation and DTS, Inc. Xperi has created a unified ecosystem that reaches highly engaged consumers, driving increased value for partners, customers and consumers.

©2024 Xperi Inc. All Rights Reserved. Xperi, TiVo, DTS, HD Radio, DTS Play-Fi, Perceive and their respective logos are trademark(s) or registered trademark(s) of Xperi Inc. or its subsidiaries in the United States and other countries. IMAX is a registered trademark of IMAX Corporation. All other trademarks and content are the property of their respective owners.

Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company’s press release contains non-GAAP financial measures adjusted for either one-time or ongoing non-cash acquired intangibles amortization charges; amortization of capitalized cloud computing costs; costs related to actual or planned acquisitions, financing, and divestitures including, without limitation, transaction fees, integration costs, severance, facility closures, and retention bonuses; restructuring costs; separation costs; all forms of stock-based compensation; impairment of assets and goodwill; other items not indicative of our ongoing operating performance, and related tax effects for each adjustment. Management believes that the non-GAAP measures used in this press release provide investors with important perspectives into the Company’s ongoing business and financial performance and provide a better understanding of our core operating results reflecting our normal business operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. Our use of non-GAAP financial measures has certain limitations in that the non-GAAP financial measures we use may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as adjusted EBITDA, do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures in the tables attached hereto. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. All financial data is presented on a GAAP basis except where the Company indicates its presentation is on a non-GAAP basis.

Set forth below are reconciliations of the Company’s reported GAAP to non-GAAP financial measures.

Xperi Investor Contact:

Mike Iburg

VP, Investor Relations

+1 408-321-3827

ir@xperi.com

Media Contact:

Amy Brennan

Senior Director, Corporate Communications

+1 949-518-6846

amy.brennan@xperi.com

– Tables Follow –

SOURCE: XPERI INC.

XPER-E

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XPERI INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023

Revenue	$119,591	$126,872	$238,435	$253,711
Operating expenses:
Cost of revenue, excluding depreciation and amortization of intangible assets	28,953	30,856	58,709	58,648
Research and development	45,123	55,701	95,562	110,557
Selling, general and administrative	53,102	56,497	109,455	114,273
Depreciation expense	3,278	4,202	6,862	8,295
Amortization expense	11,042	14,798	22,081	29,625
Impairment of long-lived assets	-	-	-	1,096
Total operating expenses	141,498	162,054	292,669	322,494
Operating loss	(21,907)	(35,182)	(54,234)	(68,783)
Interest and other income, net	1,290	1,658	2,332	2,766
Interest expense - debt	(748)	(750)	(1,496)	(1,490)
Gain on divestiture	-	-	22,934	-
Loss before taxes	(21,365)	(34,274)	(30,464)	(67,507)
Provision for income taxes	9,266	5,090	13,538	4,796
Net loss	(30,631)	(39,364)	(44,002)	(72,303)
Less: net loss attributable to noncontrolling interest	(332)	(969)	(583)	(1,908)
Net loss attributable to the Company	$(30,299)	$(38,395)	$(43,419)	$(70,395)
Net loss per share attributable to the Company - basic and diluted	$(0.67)	$(0.90)	$(0.97)	$(1.66)
Weighted-average number of shares used in net loss per share calculations - basic and diluted	45,331	42,770	44,926	42,499

XPERI INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	June 30,	December 31,
	2024	2023
ASSETS
Current assets:
Cash and cash equivalents	$92,481	$142,085
Accounts receivable, net	56,866	55,984
Unbilled contracts receivable, net	80,679	64,114
Prepaid expenses and other current assets	36,365	38,874
Assets held for sale	-	15,860
Total current assets	266,391	316,917
Note receivable, noncurrent	28,571	-
Deferred consideration from divestiture	6,267	-
Unbilled contracts receivable, noncurrent	23,504	18,231
Property and equipment, net	42,241	41,569
Operating lease right-of-use assets	34,756	39,900
Intangible assets, net	184,898	206,895
Deferred tax assets	4,950	5,093
Other noncurrent assets	27,669	32,781
Assets held for sale, noncurrent	-	12,249
Total assets	$619,247	$673,635
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$14,314	$20,849
Accrued liabilities	90,469	109,961
Deferred revenue	27,728	28,111
Liabilities held for sale	-	6,191
Total current liabilities	132,511	165,112
Long-term debt	50,000	50,000
Deferred revenue, noncurrent	22,455	19,425
Operating lease liabilities, noncurrent	24,401	30,598
Deferred tax liabilities	7,003	6,983
Other noncurrent liabilities	12,797	4,577
Liabilities held for sale, noncurrent	-	9,805
Total liabilities	249,167	286,500
Equity:
Common stock	46	44
Additional paid-in capital	1,241,931	1,212,501
Accumulated other comprehensive loss	(4,377)	(2,865)
Accumulated deficit	(848,867)	(805,448)
Total Company stockholders’ equity	388,733	404,232
Noncontrolling interest	(18,653)	(17,097)
Total equity	370,080	387,135
Total liabilities and equity	$619,247	$673,635

XPERI INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Six Months Ended June 30,
	2024		2023
Cash flows from operating activities:
Net loss	$(44,002)		$(72,303)
Adjustments to reconcile net loss to net cash used in operating activities:
Gain from divestiture	(22,934)		-
Depreciation of property and equipment	6,862		8,295
Amortization of intangible assets	22,081		29,625
Stock-based compensation expense	30,060		34,059
Impairment of long-lived assets	-		1,096
Deferred income taxes	163		(736)
Other	(2,001)		(105)
Changes in operating assets and liabilities:
Accounts receivable	(2,903)		(11,480)
Unbilled contracts receivable	(22,027)		(7,324)
Prepaid expenses and other assets	4,909		1,106
Accounts payable	(5,360)		(4,691)
Accrued and other liabilities	(19,404)		(20,428)
Deferred revenue	2,635		(1,743)
Net cash used in operating activities	(51,921)		(44,629)
Cash flows from investing activities:
Purchases of property and equipment	(2,307)		(2,470)
Capitalized internal-use software	(5,825)		(3,638)
Purchases of intangible assets	(84)		(91)
Net cash used in divestiture	(227)		-
Net cash used in investing activities	(8,443)		(6,199)
Cash flows from financing activities:
Proceeds from issuance of common stock under employee stock purchase plan	4,328		5,850
Withholding taxes related to net share settlement of equity awards	(5,929)		(3,127)
Net cash (used in) provided by financing activities	(1,601)		2,723
Effect of exchange rate changes on cash and cash equivalents	12		137
Net decrease in cash and cash equivalents	(61,953)		(47,968)
Cash and cash equivalents at beginning of period	154,434	(1)	160,127
Cash and cash equivalents at end of period	$92,481		$112,159
(1) Including $12,349 classified as held for sale at December 31, 2023.

XPERI INC.

GAAP TO NON-GAAP RECONCILIATIONS

(in thousands, except per share amounts)

(unaudited)

Net income (loss) attributable to the Company:
	Three Months Ended June 30,
	2024	2023

GAAP net loss attributable to the Company	$(30,299)	$(38,395)

Adjustments to GAAP net loss attributable to the Company:
Stock-based compensation(1)	15,303	18,091
Amortization of intangible assets	11,042	14,798
Transaction, separation, integration and restructuring related costs:
Transaction, separation, integration and restructuring costs(2)	4,003	622
Severance and retention(3)	308	435
Non-GAAP tax adjustment(4)	5,281	748
Non-GAAP net income (loss) attributable to the Company	$5,638	$(3,701)

(1) Stock-based compensation included in above line items:
Cost of revenue, excluding depreciation and amortization of intangible assets	$858	$927
Research and development	$5,831	$6,405
Selling, general and administrative	$8,614	$10,759
(2) Transaction, separation, integration and restructuring related costs included in above line items:
Cost of revenue, excluding depreciation and amortization of intangible assets	$-	$-
Research and development	$-	$-
Selling, general and administrative	$3,588	$622
Interest and other income, net	$415	$-
(3) Severance and retention included in above line items:
Cost of revenue, excluding depreciation and amortization of intangible assets	$44	$17
Research and development	$146	$172
Selling, general and administrative	$118	$246
(4) The provision for (benefit from) income taxes is adjusted to reflect the net direct and indirect income tax effects of the various non-GAAP pretax adjustments.

Net income (loss) per share attributable to the Company:
	Three Months Ended June 30,
	2024	2023

GAAP net loss per share attributable to the Company	$(0.67)	$(0.90)

Adjustments to GAAP loss per share attributable to the Company:
Stock-based compensation	0.34	0.42
Amortization of intangible assets	0.24	0.35
Transaction, separation, integration and restructuring related costs	0.09	0.02
Non-GAAP tax adjustment	0.12	0.02
Non-GAAP net income (loss) per share attributable to the Company	$0.12	$(0.09)

GAAP weighted average number of shares - diluted	45,331	42,770
Non-GAAP weighted average number of shares - diluted	45,494	42,770

XPERI INC.

GAAP TO NON-GAAP RECONCILIATIONS

(in thousands)

(unaudited)

	Three Months Ended June 30,
	2024	2023
GAAP operating loss	$(21,907)	$(35,182)
Adjustments to GAAP operating loss:
Stock-based compensation	15,303	18,091
Amortization of intangible assets	11,042	14,798
Transaction, separation, integration and restructuring related costs:
Transaction, separation, integration and restructuring costs	3,588	622
Severance and retention	308	435
Non-GAAP operating income (loss)	$8,334	$(1,236)

XPERI INC.

GAAP TO NON-GAAP RECONCILIATIONS

(in thousands)

(unaudited)

	Three Months Ended June 30,
	2024	2023
GAAP net loss	$(30,631)	$(39,364)
Adjustments to GAAP net loss:
Interest expense	925	795
Provision for income taxes	9,266	5,090
Stock-based compensation	15,303	18,091
Depreciation expense	3,278	4,202
Amortization of intangible assets	11,042	14,798
Amortization of capitalized cloud computing costs	1,124	485
Transaction, separation, integration and restructuring related costs:
Transaction, separation, integration and restructuring costs	4,003	622
Severance and retention	308	435
Non-GAAP adjusted EBITDA	$14,618	$5,154